              LETTER OF TRANSMITTAL, CONSENT AND POWER OF ATTORNEY

                             Resource America, Inc.

  Offer to Exchange 12% Senior Notes due 2008 and Cash up to $10.0 Million for
                  All of Outstanding 12% Senior Notes due 2004
                             (CUSIP No. 761195 AC 0)
                            and Consent Solicitation


--------------------------------------------------------------------------------
THE EXCHANGE OFFER AND CONSENT SOLICITATION WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON __________, _______, 2003, UNLESS EXTENDED OR EARLIER TERMINATED AS DESCRIBED IN THE OFFER TO EXCHANGE AND CONSENT SOLICITATION DATED _________, 2003 (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED, THE "EXPIRATION DATE").
--------------------------------------------------------------------------------

   The Exchange Agent for the Exchange Offer and the Consent Solicitation is:

                              The Bank of New York

 By Facsimile (Eligible Institutions Only):             By Mail or Hand:
               (212) 298-1915                        The Bank of New York
          (confirm by telephone                   Corporate Trust Operations
         Corporate Trust Operations                  Reorganization  Unit
              (212) 815-6331)                       101 Barclay Street-7E
                                                   New York, New York 10286
                                               Attn.: Mr. Santino Ginocchietti




         DELIVERY OF THIS LETTER OF TRANSMITTAL, CONSENT AND POWER OF ATTORNEY (THIS "LETTER OF TRANSMITTAL") TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY.

         THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.


         This letter of transmittal is to be used by holders of Resource America's 12% senior notes due 2004 (the "original notes") if certificates representing original notes are to be physically delivered to the exchange agent, together with this letter of transmittal. This letter of transmittal is also being supplied only for informational purposes to persons who hold original notes in book-entry form through the facilities of The Depositary Trust Company ("DTC"). Tender of the original notes and delivery of consents to the proposed amendments (the "proposed amendments") to the indenture (the "original indenture") governing the original notes held through DTC must be made pursuant to the procedures described under "The Exchange Offer and Consent Solicitation--Procedures for Tendering Notes, Delivering Consents and Conferring a Power of Attorney--Original Notes Held through The Depositary Trust Company" in the Exchange Offer and Consent Solicitation dated ___________, 2003 (the "offer to exchange").


         Holders of the original notes who are tendering by book-entry transfer to the exchange agent's account at DTC must tender original notes and deliver consents through DTC's automated tender offer procedure ("ATOP"). DTC participants accepting the exchange offer must transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the exchange agent's account at DTC. DTC will then send an "agent's message" to the exchange agent for its acceptance. Delivery of the agent's message by DTC means that DTC has received an express acknowledgment from each DTC participant tendering through ATOP that such DTC participant has received a letter of transmittal and (i) agrees to be bound by the terms of the letter of transmittal and that Resource America may enforce such agreement against such DTC participant and (ii) consents to the proposed amendments.

         HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE THE CONSENT PAYMENT OF $60 PER $1,000 PRINCIPAL AMOUNT OF ORIGINAL NOTES TENDERED (THE "CONSENT PAYMENT"), THE CASH CONSIDERATION, IF THE CASH PLUS NEW NOTES OPTION IS ELECTED (THE "CASH CONSIDERATION") AND ACCRUED INTEREST, AS SET FORTH IN THE OFFER TO EXCHANGE, MUST VALIDLY TENDER AND NOT VALIDLY WITHDRAW THEIR ORIGINAL NOTES TO THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

         A HOLDER MAY NOT VALIDLY REVOKE A CONSENT UNLESS SUCH HOLDER VALIDLY WITHDRAWS SUCH HOLDER'S PREVIOUSLY TENDERED ORIGINAL NOTES. THE VALID WITHDRAWAL OF A HOLDER'S ORIGINAL NOTES WILL CONSTITUTE THE CONCURRENT VALID REVOCATION OF SUCH HOLDER'S CONSENT. ANY WITHDRAWAL OF PREVIOUSLY TENDERED ORIGINAL NOTES OTHERWISE THAN IN ACCORDANCE WITH THE PROVISIONS DESCRIBED IN THE OFFER TO EXCHANGE WILL NOT CONSTITUTE A VALID REVOCATION OF SUCH HOLDER'S CONSENT. ANY ORIGINAL NOTES VALIDLY TENDERED AND CONSENTS VALIDLY DELIVERED PRIOR TO THE EXPIRATION DATE MAY NOT BE WITHDRAWN OR REVOKED AFTER THE EXPIRATION DATE.

         In the event that the exchange offer and the consent solicitation are withdrawn or otherwise not completed, the consent payment will not be paid or become payable and any tendered original notes will be returned.

         Pursuant to the terms of this letter of transmittal, its completion, execution and delivery by a holder will constitute its consent to the proposed amendments and, if any original notes remain outstanding, to the execution and delivery of the supplemental indenture with respect to the proposed amendments (the "supplemental indenture"), and will confer a power of attorney upon the exchange agent to execute, on behalf of persons tendering original notes, any instruments which are necessary or advisable to accomplish the purposes of the exchange offer and consent solicitation. Holders may not deliver consents without tendering their original notes in the exchange offer. Any holder who validly withdraws its original notes will be deemed to have revoked its consent and power of attorney. The exchange offer and consent solicitation are made upon the terms and subject to the conditions set forth in the offer to exchange and herein. Holders should carefully review the information set forth therein and herein.

         THIS LETTER OF TRANSMITTAL DOES NOT CONSTITUTE AN EXCHANGE OFFER IN ANY JURISDICTION IN WHICH, OR TO OR FROM ANY PERSON TO OR FROM WHOM, IT IS UNLAWFUL TO MAKE THE EXCHANGE OFFER UNDER APPLICABLE SECURITIES OR "BLUE SKY" LAWS. THE DELIVERY OF THIS LETTER OF TRANSMITTAL SHALL NOT UNDER ANY CIRCUMSTANCES CREATE ANY IMPLICATION THAT THE INFORMATION CONTAINED HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO THE DATE HEREOF OR THAT THERE HAS BEEN NO CHANGE IN THE INFORMATION SET FORTH HEREIN OR IN ANY ATTACHMENTS HERETO OR IN THE AFFAIRS OF RESOURCE AMERICA OR ANY OF ITS SUBSIDIARIES OR AFFILIATES SINCE THE DATE HEREOF. RESOURCE AMERICA DISCLAIMS ANY OBLIGATION TO UPDATE OR REVISE ANY INFORMATION CONTAINED HEREIN.

                     NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

         The undersigned hereby tenders and delivers to Resource America, Inc., upon the terms and subject to the conditions set forth in the Offer to Exchange and Consent Solicitation dated ____________, 2003, receipt of which is hereby acknowledged, and in this letter of transmittal (the offer to exchange and this letter of transmittal, as they may be amended and supplemented from time to time, together constitute the "exchange offer") the principal amount of original notes indicated below and consents to the proposed amendments.

         Subject to, and effective upon, acceptance of the original notes tendered hereby for exchange in accordance with the terms of the exchange offer (including, if the exchange offer is extended or amended, the terms and conditions of such extension or amendment), the undersigned hereby (i) irrevocably sells, assigns and transfers to, or upon the order of, Resource America, all right, title and interest in and to all of the original notes that are being tendered hereby; (ii) waives any and all rights with respect to the original notes (including without limitation any existing or past defaults and their consequences in respect of the original notes and the original indenture);
(iii) releases and discharges Resource America from any and all claims the undersigned may have now, or may have in the future, arising out of or related to the original notes, including any claims that the undersigned is entitled to receive additional principal or interest payments with respect to the original notes or to participate in any redemption or defeasance of the original notes;
(iv) delivers the undersigned's consent to the proposed amendments and to the execution and delivery of the supplemental indenture; (v) irrevocably constitutes and appoints the exchange agent the undersigned's true and lawful agent and attorney-in-fact with respect to the tendered original notes, with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver certificates representing the original notes, or transfer ownership of the original notes on the account books maintained by DTC, together with all accompanying evidences of transfer and authenticity, to Resource America, (b) present the original notes for transfer on the relevant security register, (c) receive all benefits or otherwise exercise all rights of beneficial ownership of the original notes (except that the exchange agent will have no rights to, or control over, funds from Resource America for the consent payment, the cash consideration or new notes delivered by Resource America in exchange for original notes, except as agent for the tendering holders), (d) deliver to Resource America and the exchange agent this letter of transmittal as evidence of the undersigned's consent to the proposed amendments and to the execution and delivery of the supplemental indenture, all in accordance with the terms of the exchange offer; and (e) execute, on the undersigned's behalf, any instruments that Resource America shall deem necessary or appropriate to accomplish the purposes of the exchange offer.

         The undersigned understands that original notes tendered may be withdrawn by written notice of withdrawal (or a properly transmitted "request message" through ATOP) received by the exchange agent at any time prior to the expiration date. In the event of a termination of the exchange offer, original notes tendered will be returned to the undersigned promptly. If Resource America makes a material change in the terms of the exchange offer or the information concerning the exchange offer that Resource America, in its sole discretion, determines constitutes a material adverse change to the holders of original notes, Resource America will disseminate additional material in respect of the exchange offer and will extend the exchange offer, in each case to the extent required by law.

         The undersigned understands that in order to be valid, a notice of withdrawal must contain the information described in the offer to exchange, and be signed by in the same manner as the original signature on this Letter of Transmittal (including any required signature guarantees) or be accompanied by evidence satisfactory to Resource America and the exchange agent that the person withdrawing the tender has the legal authority to withdraw such tender on behalf of the holder. A purported notice of withdrawal that lacks any of the required information or is dispatched to an improper address will not validly withdraw a tender.

         The undersigned hereby represents and warrants that the undersigned (i) owns the original notes tendered hereby and is entitled to tender such original notes and (ii) has full power and authority to tender, sell, assign and transfer the original notes tendered hereby and to give the consent contained herein and that, when the original notes are accepted for exchange by Resource America, Resource America will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and the same will not be subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the exchange agent or Resource America to be necessary or desirable to complete the sale, assignment and transfer of the original notes tendered hereby or to perfect the undersigned's consent to the proposed amendments and to complete the execution of the supplemental indenture.

         No authority herein conferred or agreed to be conferred shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned. All obligations of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

         The undersigned understands that tenders of the original notes pursuant to any of the procedures described in the offer to exchange or the instructions hereto will constitute a binding agreement between the undersigned and Resource America upon the terms and subject to the conditions set forth in the offer to exchange and herein. The undersigned recognizes Resource America is not required to accept for exchange any of the original notes tendered hereby.

         For the purposes of the exchange offer, the undersigned understands that Resource America will be deemed to have accepted for exchange validly tendered original notes (or defectively tendered original notes with respect to which Resource America has waived such defect or defects) only if, as and when Resource America gives oral or written notice thereof to the exchange agent. Payment for original notes accepted for payment pursuant to the exchange offer will be made by delivery of the new notes to be exchanged for the original notes to the exchange agent, together with deposit of the consent payment, the cash consideration and accrued interest on the original notes. The exchange agent will act as agent for the tendering holders for the purpose of receiving the new notes, consent payment, cash consideration and accrued interest from Resource America and transmitting the same to the tendering holders.

         The undersigned understands that Resource America will issue new notes in denominations of $1,000 and integral multiples of $1,000 and that if the undersigned has elected to receive cash consideration, the principal balance of new notes issued to the undersigned in exchange for the original notes tendered hereby will be rounded up to the nearest $1,000 increment, with the difference payable in cash.

         The undersigned understands that the delivery and surrender of the original notes is not effective, and the risk of loss of the original notes does not pass to the exchange agent, until receipt by the exchange agent of this letter of transmittal, or a facsimile hereof, properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in a form satisfactory to Resource America.


         The undersigned hereby recognizes and acknowledges that (i) all questions as to the validity, form, eligibility (including time of receipt) and acceptance for exchange of original notes and deliveries of consents will be resolved by Resource America, whose determination will be final and binding,
(ii) Resource America reserves the absolute right to reject any or all tenders and consents that are not in proper form or the acceptance, withdrawal or revocation of which may, in the opinion of counsel for Resource America, be unlawful, (iii) Resource America reserves the absolute right to waive any condition to the exchange offer and any irregularities or conditions of tender as to particular original notes or of delivery as to particular consents, (iv) Resource America's interpretation of the terms and conditions of the exchange offer (including the instructions in this letter of transmittal and the offer to exchange) will be final and binding, (v) unless waived, any irregularities in connection with tenders or deliveries of consents must be cured within such time as Resource America shall determine, (vi) Resource America and the exchange agent shall not be under any duty to give notification of defects in such tenders or deliveries of consents and shall not incur liability for failure to give such notification, (vii) any original notes received by the exchange agent that are not validly tendered and as to which the irregularities have not been cured or waived will be returned by the exchange agent to the undersigned, unless otherwise provided in this letter of transmittal, promptly following the expiration date and (viii) the consummation of the exchange offer and the consent solicitation is conditioned upon the events described in "The Exchange Offer and Consent Solicitation--Conditions to the Exchange Offer and Consent Solicitation" in the offer to exchange.

         Unless otherwise indicated herein under "Special Issuance Instructions," the undersigned hereby requests that any original notes representing principal amounts not tendered be issued in the name(s) of the undersigned, and that new notes issued in exchange for original notes tendered by the undersigned, and checks constituting payments for the consent payment, cash consideration (if elected) and accrued interest be issued in the name or to the order of the undersigned.

         Similarly, unless otherwise indicated herein under "Special Delivery Instructions," the undersigned hereby requests that any original notes representing principal amounts not tendered, and that new notes issued in exchange for original notes tendered by the undersigned and checks constituting payments for the consent payment, cash consideration (if elected) and accrued interest, be delivered to the undersigned at the address(es) shown herein.

         In the event that the "Special Issuance Instructions" box or the "Special Delivery Instructions" box, or both, are completed, the undersigned hereby requests that any certificates for original notes representing principal amounts not tendered, certificates for new notes issued in exchange for original notes and checks constituting payments for the consent payment, cash consideration (if elected) and accrued interest be issued in the name(s) of, and be delivered to, the person(s) at the address(es) so indicated, as applicable.

                TENDER OF ORIGINAL NOTES AND DELIVERY OF CONSENTS

         List below the original notes to which this letter of transmittal relates. If the space provided is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this letter of transmittal. Tender of the original notes will be accepted only in principal amounts equal to $1,000 or integral multiples thereof. This form need not be completed by holders tendering original notes and delivering consents by ATOP.

-----------------------------------------------------------------------------------------------------------------------
                                            DESCRIPTION OF THE ORIGINAL NOTES
-----------------------------------------------------------------------------------------------------------------------
      Name(s) and address(es) of holders(s)          |                       Original notes tendered
                                                     |             (Attach additional list(s) if necessary)
-----------------------------------------------------|-----------------------------------------------------------------
                                                     |    Certificate numbers    |       Aggregate principal amount
                                                     |                           |              represented
                                                     |---------------------------|-------------------------------------
                                                     |                           |
                                                     |                           |
                                                     |---------------------------|-------------------------------------
                                                     |                           |
                                                     |                           |
                                                     |                           |
                                                     |---------------------------|-------------------------------------
                                                     |                           |
                                                     |                           |
                                                     |                           |
                                                     |    -----------------------|-------------------------------------
                                                     |      Total principal      |
                                                     |     amount tendered:      |
-----------------------------------------------------------------------------------------------------------------------
Check one:
[ ]  I do not wish to receive any cash consideration.
[ ]  I wish to receive the maximum amount of cash consideration to which I am entitled based on the total principal amount of original notes I have tendered.
[ ]  I wish to limit the amount of cash consideration I receive to $___________.

----------------------------------------------------------------------------------------------------------------------


The names and addresses of the holders should be printed above exactly as they appear on the certificates representing the original notes tendered hereby.

--------------------------------------------------------      ----------------------------------------------------
             SPECIAL ISSUANCE INSTRUCTIONS                               SPECIAL DELIVERY INSTRUCTIONS
             (See Instructions 4, 5 and 6)                               (See Instructions 4, 5 and 6 )

To be  completed  ONLY  if the  certificate(s)  for the       To be completed ONLY if certificate(s)  for original
original  notes  not  tendered,  the new  notes  issued       notes not  tendered,  for new notes issued  pursuant
pursuant  to the  exchange  offer and the check for the       to the exchange  offer and the check for the consent
consent payment,  cash  consideration  (if elected) and       payment,   cash   consideration   (if  elected)  and
accrued   interest  with  respect  to  original   notes       accrued  interest  with  respect to  original  notes
tendered are to be ISSUED in the name of someone  other       tendered  are to be SENT to  someone  other than the
than the undersigned.                                         undersigned.

[ ]   Issue check and certificate(s) to:                      [ ]   Mail check and certificate(s) to:

Name _________________________________________________        Name________________________________________________
                (Please type or print)                                       (Please type or print)
Address_______________________________________________        Address ____________________________________________

______________________________________________________        ____________________________________________________
                  (Include Zip Code)                                           (Include Zip Code)

  (Employer Identification or Social Security Number)         (Employer Identification or Social Security Number)
      (See Substitute Form W-9 included herewith)                  (See Substitute Form W-9 included herewith)

--------------------------------------------------------      -----------------------------------------------------


--------------------------------------------------------------------------------

                                    IMPORTANT
                               HOLDER(S) SIGN HERE
                           (SEE INSTRUCTIONS 1 AND 4)
           (PLEASE ALSO COMPLETE SUBSTITUTE FORM W-9 CONTAINED HEREIN)


         Authorized Signature: ________________________________________

         Authorized Signature: ________________________________________
                                     Signature(s) of Holder(s):

Dated: _________________________


(Must be signed by registered holder(s) of the original note(s) exactly as name(s) appear(s) on certificate(s) or by person(s) authorized to become registered holder(s) by certificate(s) and documents transmitted with this letter of transmittal. If signature is by trustee(s), executor(s), administrator(s), guardian(s), attorney(s)in-fact, officers, corporations or other person(s) acting in a fiduciary or representative capacity, please provide the following information and see Instruction 4.)

Name(s): _______________________________________________________________________
                                 (Please Print)

Capacity (Full Title):__________________________________________________________

Address: _______________________________________________________________________

________________________________________________________________________________
                               (Include Zip Code)

________________________________________________________________________________
                 (Daytime Telephone Number, including Area Code)

________________________________________________________________________________
               (Employer Identification or Social Security Number)
                   (See Substitute Form W-9 included herewith)



                               SIGNATURE GUARANTEE
                        (IF REQUIRED--SEE INSTRUCTION 4)


Authorized Signature:___________________________________________________________

Name:___________________________________________________________________________
                                 (Please Print)

Name of Firm:___________________________________________________________________


Address:________________________________________________________________________
                                (Place Seal Here)

Telephone Number, including Area Code:__________________________________________

Dated:_____________________________


--------------------------------------------------------------------------------

                                  INSTRUCTIONS
         (FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER
                            AND CONSENT SOLICITATION)

         1. Procedures for Tendering Notes and Delivering Consents. To tender original notes in the exchange offer and deliver consents in the consent solicitation, certificates representing such original notes, together with a properly completed and duly executed copy (or facsimile) of this letter of transmittal, and any other documents required by this letter of transmittal, must be received by the exchange agent at the address set forth herein prior to the expiration date. The method of delivery of this letter of transmittal, certificates for original notes and all other required documents to the exchange agent is at the election and risk of holders. If delivery is to be made by mail, holders should use properly insured registered mail, return receipt requested, and should make the mailing sufficiently in advance of the expiration date to permit delivery to the exchange agent before the expiration date. Except as otherwise provided below, the delivery will be deemed made when actually received or confirmed by the exchange agent. Exchange of original notes for new notes and payment of the consent payment, cash consideration (if elected) and accrued interest will be made only against deposit of tendered original notes. THIS LETTER OF TRANSMITTAL AND THE ORIGINAL NOTES SHOULD BE SENT ONLY TO THE EXCHANGE AGENT, AND NOT TO RESOURCE AMERICA, THE DEALER MANAGERS OR THE INFORMATION AGENT.

         This letter of transmittal is also being supplied only for informational purposes to persons who hold original notes in book-entry form through the facilities of DTC. Tender of original notes held through DTC must be made pursuant to the procedures described under "The Exchange Offer and Consent Solicitation--Procedures for Tendering Original Notes, Delivering Consents and Conferring a Power of Attorney - Original Notes Held through The Depositary Trust Company" in the offer to exchange.

         UPON RECEIPT OF THE REQUISITE CONSENTS, RESOURCE AMERICA INTENDS TO CAUSE THE EXECUTION OF THE SUPPLEMENTAL INDENTURE, WHICH WILL BE BINDING UPON EACH HOLDER OF ORIGINAL NOTES WHETHER OR NOT SUCH HOLDER GIVES A CONSENT.

         By executing this letter of transmittal (or a facsimile thereof) or tendering through ATOP, a tendering holder waives any right to receive any notice of the acceptance of tendered original notes for exchange.

         For a full description of the procedures for tendering original notes and delivering consents, see "The Exchange Offer and Consent Solicitation--Procedures for Tendering Original Notes, Delivering Consents and Conferring a Power of Attorney" in the offer to exchange. Holders who tender their original notes in the exchange offer thereby deliver consents to the proposed amendments and to the execution and delivery of the supplemental indenture. The proposed amendments are being presented as one proposal. Consequently, the tender of original notes by a holder prior to the expiration date is a delivery of a consent to all the proposed amendments.

         2. Withdrawal of Tenders and Revocation of Consents. Original notes validly tendered prior to the expiration date may be validly withdrawn at any time prior to the expiration date, but not thereafter. A valid withdrawal of tendered original notes prior to the expiration date will be a valid revocation of the related consent.

         Holders who wish to exercise their right of withdrawal must give written notice of withdrawal, delivered by mail, hand delivery or manually signed facsimile transmission, or a properly transmitted "request message" through ATOP, which notice must be received by the exchange agent at the address or facsimile number set forth on the cover of this letter of transmittal on or prior to the expiration date. In order to be valid, a notice of withdrawal must specify the name of the person who deposited the original notes to be withdrawn (the "depositor"), the name in which those original notes are registered (or, if tendered by a book-entry transfer, the name of the participant in the book-entry transfer facility whose name appears on the security position listing as the owner of such original notes), if different from that of the depositor, and the principal amount of original notes to be withdrawn. If certificates have been delivered or otherwise identified (through confirmation of book-entry transfer of such original notes) to the exchange agent, the name of the holder and the certificate number or numbers relating to such original notes withdrawn must also be furnished to the exchange agent as aforesaid prior to the physical release of the certificates for the withdrawn original notes (or, in the case of original notes transferred by book-entry transfer, the name and number of the account at the book-entry transfer facility to be credited with withdrawn original notes). The notice of withdrawal (other than a notice transmitted through ATOP) must be signed by the holder in the same manner as this letter of transmittal (including, any required signature guarantees), or be accompanied by evidence satisfactory to Resource America that the person withdrawing the tender has the legal authority to withdraw such tender on behalf of the holder. Holders may not rescind withdrawals of tendered original notes. However, validly withdrawn original notes may be retendered by following the procedures described in the offer to exchange at any time prior to the expiration date.

         3. Partial Tenders. Tenders of original notes will be accepted only in principal amounts of $1,000 or integral multiples thereof. If less than the entire principal amount of any original notes evidenced by a submitted certificate is tendered, the tendering holder must fill in the principal amount tendered in the last column of the box entitled "Description of the Original Notes" herein. The entire principal amount represented by the original note certificates delivered to the exchange agent will be deemed to have been tendered, and a related consent in respect thereof given, unless otherwise indicated. If the entire principal amount of all original notes is not tendered, certificates for the principal amount of original notes not tendered will be sent to the holder, unless otherwise provided in the appropriate box on this letter of transmittal (see Instruction 5), promptly after the original notes are accepted for payment.

         4. Signatures on this Letter of Transmittal; Guarantee of Signatures. If this letter of transmittal is signed by the holder(s) of the original notes tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If any of the original notes tendered hereby are owned of record by two or more joint owners, each joint owner must sign this letter of transmittal. If any tendered original notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many copies of this letter of transmittal and any necessary accompanying documents as there are different names in which certificates are held.

         If this letter of transmittal is signed by the holder, and the certificates for the new notes to be exchanged for tendered original notes, or certificates for any principal amount of original notes not tendered are to be issued to the holder, and checks constituting payment of the consent payment, cash consideration (if elected) and accrued interest for the tendered original notes are to be issued to the order of the holder, then the holder need not endorse any certificates for tendered original notes nor provide a signature guarantee. In any other case (including if this letter of transmittal is not signed by the holder), the holder must either properly endorse the certificates for original notes tendered or transmit a separate properly completed bond power with this letter of transmittal (in either case, executed exactly as the name(s) of the registered holder(s) appear(s) on such original notes), with the signature on the endorsement or bond power guaranteed by an eligible institution, unless such certificates or bond powers are executed by an eligible institution. An "eligible institution" means a recognized participant in the Securities Transfer Agents Medallion Program, the NYSE Medallion Signature Program or the Stock Exchange Medallion Program.

         If this letter of transmittal or any certificates representing original notes are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Resource America of their authority so to act must be submitted with this letter of transmittal.

         IF THIS LETTER OF TRANSMITTAL IS EXECUTED BY A HOLDER OF ORIGINAL NOTES WHO IS NOT THE REGISTERED HOLDER, THEN THE REGISTERED HOLDER MUST SIGN A VALID POWER OF ATTORNEY, WITH THE SIGNATURE OF SUCH REGISTERED HOLDER GUARANTEED BY AN ELIGIBLE INSTITUTION.

         5. Special Issuance and Special Delivery Instructions. Tendering holders should indicate in the applicable box or boxes the name and address to which original notes for principal amounts not tendered or not accepted for payment or checks constituting payments for the consent payment, cash consideration (if elected) and accrued interest are to be issued or sent, if different from the name and address of the holder signing this letter of transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. If no instructions are given, new notes issued in exchange for original notes, original notes not tendered or not accepted for payment and payment of the consent payment, cash consideration (if elected) and accrued interest will be sent or returned to the holder.

         6. Taxpayer Identification Number and Substitute Form W-9. Each tendering U.S. holder is required to provide the exchange agent with such U.S. holder's correct taxpayer identification number ("TIN"), generally the U.S. holder's social security or employer identification number, on the Substitute Form W-9 provided after "Important Tax Information" below or, alternatively, to establish another basis for exemption from backup withholding. A U.S. holder must cross out item 2 in Part II of the Substitute Form W-9 if such U.S. holder is subject to backup withholding. Failure to provide the information on the form may subject the tendering U.S. holder to 30% federal income tax backup withholding. The "Applied For" box in Part I of the Substitute Form W-9 should be checked if the tendering U.S. holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the "Applied For" box in Part I is checked and the exchange agent is not provided with a TIN by the time of payment, the exchange agent will withhold the 30% backup withholding amount until a TIN is provided to the exchange agent.

         7. Transfer Taxes. Resource America will pay all transfer taxes, if any, payable on the exchange of new notes for original notes in the exchange offer.

         8. Determination of Validity. All questions as to the validity, form, eligibility (including the time of receipt) and acceptance for payment of any tenders of original notes and deliveries of consents pursuant to the procedures described in the offer to exchange and the form and validity of all documents will be determined by Resource America, in its sole discretion, which determination shall be final and binding on all parties. Resource America reserves the absolute right to reject any or all tenders and consents determined by it not to be in proper form or the acceptance of or payment for which may be unlawful. Resource America also reserves the absolute right to waive any of the conditions of the exchange offer and the consent solicitation and any defect or irregularity in the tender of any particular original notes or in the delivery of consents. Resource America's interpretations of the terms and conditions of the exchange offer and the consent solicitation (including the instructions in this letter of transmittal) shall be final and binding. No alternative, conditional or contingent tenders will be accepted. Unless waived, any irregularities in connection with tenders or deliveries of consents must be cured within such time as Resource America shall determine. None of Resource America, the exchange agent or any other person will be under any duty to give notification of any defects or irregularities in such tenders or deliveries of consents or will incur any liability to holders for failure to give such notification. Tenders of such original notes shall not be deemed to have been made until such irregularities have been cured or waived. Any original notes received by the exchange agent that are not properly tendered and as to which the irregularities have not been cured or waived will be promptly returned by the exchange agent to the tendering holders.

         9. Mutilated, Lost, Stolen or Destroyed Certificates for Original Notes. Any holder of original notes whose note certificates have been mutilated, lost, stolen or destroyed should contact the exchange agent for further instructions at the address or telephone number included herein.

         10. Requests for Assistance or Additional Copies. Questions relating to the procedure for tendering original notes and requests for assistance may be directed to the dealer managers or the information agent, whose addresses and telephone numbers appear on the back cover page of this letter of transmittal. Requests for additional copies of the offer to exchange and this letter of transmittal may be obtained from the information agent.

         11. Non-U.S. Holders. Each Non-U.S. holder must submit the appropriate completed IRS Form W-8 (generally Form W-8BEN) to avoid backup withholding. The appropriate form may be obtained via the Internal Revenue Service website at www.irs.gov or by contacting the exchange agent.

         IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE THEREOF) PROPERLY COMPLETED AND DULY EXECUTED (TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE DEPOSITARY BEFORE THE EXPIRATION DATE.

                            IMPORTANT TAX INFORMATION

         Under United States federal income tax law, a tendering holder may be subject to backup withholding tax at a rate of 30% unless such holder: (i) is a corporation or other exempt recipient and, if required, establishes its exemption from backup withholding, (ii) provides its correct TIN and certifies that (A) the TIN provided is correct (or that such holder is awaiting a TIN) and
(B) it is not currently subject to backup withholding; or (iii) certifies as to its non-United States status. If such Holder is an individual, the TIN is his or her social security number. Completion of the Substitute Form W-9, in the case of a U.S. holder, provided in this letter of transmittal, should be used for this purpose. Failure to provide such holder's correct TIN on the Substitute Form W-9, if applicable, may subject the tendering holder (or other payee) to a $50.00 penalty imposed by the Internal Revenue Service and backup withholding (see below). More serious penalties may be imposed for providing false information which, if willfully done, may result in fines and/or imprisonment. The "Applied For" box in Part I of the Substitute Form W-9 may be checked if the tendering U.S. holder (or other payee) has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the "Applied For" box in Part I is so checked and the exchange agent is not provided with a TIN by the time of payment, backup withholding will apply until a TIN is provided to the exchange agent. A tendering U.S. holder who checks the "Applied For" box in
Part I in lieu of furnishing his or her TIN should furnish the exchange agent with such holder's TIN as soon as it is received. In order for a non-U.S. holder to qualify as an exempt recipient, that non-U.S. holder should submit the appropriate Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to that non-U.S. holder's foreign status. Such forms can be obtained from the exchange agent. Tendering holders are urged to consult their own tax advisers to determine whether they are exempt from these backup withholding and reporting requirements.

         If backup withholding applies to a tendering holder, the exchange agent is required to withhold 30% of any consideration to be received by such holder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained by filing a tax return with the Internal Revenue Service. The exchange agent cannot refund amounts withheld by reason of backup withholding.

                               SUBSTITUTE FORM W-9
          Request for Taxpayer Identification Number and Certification
                           Department of the Treasury
                            Internal Revenue Service

                PAYER'S NAME: The Bank of New York, as Depositary

----------------------------------------------------------------------------------------------------------------------
PAYEE INFORMATION (please print or type)
Individual or business name:
----------------------------------------------------------------------------------------------------------------------
Check appropriate box:     [ ]  Individual/Sole Proprietor    [ ]  Corporation                        [ ]  Partnership
                           [ ]  Other ________________        [ ]  Exempt from backup withholding
----------------------------------------------------------------------------------------------------------------------
Address (number, street, and apt. or suite no.):______________________________________________________________________
----------------------------------------------------------------------------------------------------------------------
City, State, and ZIP code:____________________________________________________________________________________________
----------------------------------------------------------------------------------------------------------------------

PART I: Taxpayer Identification Number ("TIN")

Enter your TIN below. For individuals, your TIN is your social security number. Sole proprietors may enter either their social security number or their employer identification number. If you are a limited liability company that is disregarded as an entity separate from your owner, enter your owner's name above and your owner's social security number or employer identification number, as applicable. For other entities, your TIN is your employer identification number.

                             Social security number:
                       [ ] [ ] [ ]-[ ] [ ]-[ ] [ ] [ ] [ ]

                                       or
                         Employer identification number:
                       [ ] [ ] [ ]-[ ] [ ]-[ ] [ ] [ ] [ ]
[ ]  Applied For
--------------------------------------------------------------------------------

PART II: Certification

Certification Instructions: You must cross out item 2 below if you have been notified by the Internal Revenue Service (the "IRS") that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item 2.

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct TIN (or a TIN has not been issued to me and either (a) I have mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future). I understand that if I do not provide my TIN to the payer, a portion of all reportable payments made to me by the payer will be withheld until I provide my TIN to the payer and that, if I do not provide my TIN to the payer within 60 days of submitting this Substitute Form W-9, such retained amounts shall be remitted to the IRS as backup withholding.

2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding.

3.   I am a U.S. person (including a U.S. resident alien).
--------------------------------------------------------------------------------
The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.
--------------------------------------------------------------------------------
Signature _________________________________            Date ____________________

--------------------------------------------------------------------------------


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